Exhibit 10.12

SUBSCRIPTION

AND

BACKSTOP AGREEMENT

This Subscription and Backstop Agreement (this “Agreement”), made as of January 29, 2018 by and among Global Partner Acquisition Corp., a Delaware corporation (the “Company”), Global Partner Sponsor I LLC, a Delaware limited liability company (the “Sponsor”), and the Subscribers identified on the signature pages hereto (individually, a “Subscriber” and collectively, the “Subscribers”), is intended to set forth certain representations, covenants and agreements among the Company, the Sponsor and the Subscribers:

(i) with respect to the acquisition by the Subscribers of shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), through the open market and private transactions described in Section 2 hereof; and

(ii) with respect to the private offering of shares of Common Stock (the “Common Offering”) for sale by the Company and the purchase of such shares by the Subscribers, pursuant to Section 3 hereof.

The respective representations, covenants and agreements set forth herein are made in connection with the Company’s proposed business combination with Purple Innovation, LLC, a Delaware limited liability company (“Purple”), pursuant to that certain Agreement and Plan of Merger dated as of November 2, 2017, by and among the Company, Purple, PRPL Acquisition, LLC, InnoHold LLC and the Sponsor (solely in its capacity as the Parent Representative) (as amended, the “Merger Agreement”; such business combination, the “Merger”, and the consummation of the Merger in accordance with the terms of the Merger Agreement, the “Merger Closing”).

In consideration of the respective representations, covenants and agreements contained herein, and subject to the terms and conditions hereof, the Subscribers, the Sponsor, and the Company hereby agree as follows:

1.  Transfer and Voting of Common Stock.

(a)  Each of the Subscribers covenants and agrees that until the earlier of (i) the Merger Closing and (ii) the Termination Date (as defined below), it shall not, and shall ensure that its Affiliates do not, Transfer any Common Stock. For purposes hereof, “Affiliate” shall mean affiliate as such term is defined in Rule 12b-2 under the Exchange Act (as defined below) and “Transfer” shall mean any direct or indirect transfer, redemption, disposition or monetization in any manner whatsoever, including, without limitation, through redemption election or any derivative transactions.

(b)  Each of the Subscribers covenants and agrees that it shall, and shall cause each of its Affiliates to, (A) vote all the Common Stock, if any, that it or they owned on the record date for the special meeting of stockholders to be held by the Company to approve, among other things, the Merger (the “Special Meeting”) in favor of (x) the Merger, pursuant to a proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) in connection with the Special Meeting, as supplemented by definitive additional materials filed with the Exchange through the date hereof (the “Proxy Statement”) and (y) each of the other proposals of the Company set forth in the Proxy Statement, and (B) not exercise its or their redemption rights in any Common Stock in connection with the Special Meeting or the Merger.

2.  Backstop

Commencing on the date hereof and the close of business on the third Trading Day prior to the Special Meeting (“Backstop Deadline”), each of the Subscribers shall (provided it is lawful to do so) use reasonable best efforts to purchase the number of shares of Common Stock of the Company set forth opposite its name on the signature page hereto (the “Backstop Purchase”) in the open market (the “Open Market Shares”) or in privately negotiated transactions with third parties, including forward contracts (the “Private Purchase Shares”, and collectively with the Open Market Shares, the “Backstop Shares”), provided that: such transactions settle no later than, or are conditioned upon, the Merger Closing. On the date immediately following the Backstop Deadline and promptly at other times requested by the Company from time to time, (x) notify the Company in writing of the number of Open Market Shares and Private Purchase Shares so purchased and (y) provide the Company, for all Backstop Shares acquired, all documentary evidence reasonably requested by the Company and its advisors (including without limitation, its legal counsel) and its transfer agent and proxy solicitor to confirm that each Subscriber has purchased, or has contracted to purchase, such shares. For purposes hereof, “Trading Day” shall mean a day during which trading in the Common Stock generally occurs on the NASDAQ Capital Market or, if the Common Stock is not listed on the NASDAQ Capital Market, on the principal other national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national or regional securities exchange, on the principal other market on which the Common Stock is then listed or admitted for trading.

3.  Subscription

(a)  Subject to the terms and conditions set forth in this Agreement, each Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company the number of shares of Common Stock of the Company set forth opposite its name on the signature page hereto, less the number of Backstop Shares purchased by it pursuant to Section 2 hereof, at a purchase price of $10.00 per share, and the Company agrees to sell such shares to each such Subscriber at such price (the shares of Common Stock to be so sold, the “Subject Shares”), subject to the Company’s right to determine not to consummate such sale if the Merger Closing does not occur. For the avoidance of doubt, if the Merger Closing does not occur, then the Subscribers’ obligations to purchase, and the Company’s obligation to issue, shares pursuant to the foregoing sentence are extinguished. Any such purchase shall be consummated simultaneously with the Merger Closing.

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(b)  Each Subscriber acknowledges that, in connection with the Merger, the Common Stock of the Company will be renamed “Class A Common Stock,” as described in the Proxy Statement.

4.  Delivery of Subscription Amount; Acceptance of Subscriptions; Delivery. Each Subscriber understands and agrees that this subscription is made subject to the following terms and conditions:

(a)  Contemporaneously with the execution and delivery of this Agreement, each Subscriber shall execute and deliver the Investor Questionnaire (as defined below) and, in respect of subscription set forth in Section 3 hereof, each Subscriber shall, on or before January 31, 2018 (the “Funding Date”) cause a wire transfer to be made for payment for the Subject Shares in immediately available funds in the amount equal to $10.00 multiplied by the number of Subject Shares to be purchased by such Subscriber pursuant to the above Subscription (the “Subscription Amount”), in each case in accordance with the Subscription Instructions set forth on Exhibit A hereto. The payments provided for in this Section 4(a) shall be maintained in escrow with Continental Stock Transfer & Trust Company (or other nationally recognized escrow agent with whom in all cases, whether with Continental Stock Transfer & Trust Company or otherwise, the Company shall have an escrow agreement in place for purposes hereof, which such agreement shall be on reasonable and customary terms) pending the Merger Closing.

(b)  The subscription of each Subscriber for the Subject Shares shall be deemed to be accepted only (and shall not otherwise be accepted by the Company except) when (i) the Company has confirmed in writing to such Subscriber that the Company’s representations and warranties contained herein are, or shall be, true and correct as of the date of the acceptance of such subscription and (ii) there occurs the substantially simultaneous Merger Closing. If such acceptances do not occur on or prior to the earliest of (x) the Merger Closing or (y) the date on which the Merger Agreement is terminated in accordance with its terms (the “Termination Date”), the Subscribers’ subscriptions shall automatically be deemed rejected (the “Subscription Rejection”).

(c)  The payment of the Subscription Amount (or a portion thereof, as applicable) will be returned promptly, without interest, to the Subscribers if the applicable subscriptions are rejected in whole or in part or if the Common Offering is withdrawn or canceled.

(d)  The representations and warranties of the Company and the Subscribers set forth herein shall be true and correct as of the date that the Company accepts the subscriptions set forth herein.

5.  Consideration. In order to induce the Subscribers to enter into this Agreement, and subject to the Subscribers’ full compliance with each of their obligations hereunder, the Sponsor agrees that it will, as soon after the Merger Closing as may be practicable, assign and transfer to the Subscribers such number of sponsor warrants as are allocated as set forth on the signature pages hereto, entitling the holder to purchase shares of Common Stock (such sponsor warrants, the “Sponsor Warrants”); all such Sponsor Warrants (and the shares of Common Stock underlying the Sponsor Warrants) shall be subject to the same lock-up and transfer restrictions currently applicable to the Sponsor Warrants and shall be entitled to the same registration rights currently applicable to the Sponsor Warrants. In connection with the assignment of Sponsor Warrants, the parties and the warrant agent shall enter into an Agreement to Assign Sponsor Warrants in the form of Exhibit C hereto.

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6.  Expenses. Each party hereto shall pay all of its own expenses in connection with this Agreement and the transactions contemplated hereby.

7.  Registration Rights.

(a)  As soon as practicable following the Merger Closing, the Company and the Subscribers shall execute and deliver a registration rights agreement with respect to the Subject Shares and Sponsor Warrants, in substantially the form of the Registration Rights Agreement annexed as Annex G to the Company’s proxy statement dated January 16, 2018 and filed with the SEC (collectively, the “Registration Rights Agreement”), pursuant to which the Company shall agree under certain circumstances to register the resale of the Subject Shares and the Sponsor Warrants, each under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder, and applicable state securities laws.

(b)  None of the Subject Securities or the Sponsor Warrants may be directly or indirectly transferred, disposed of or otherwise monetized in any manner whatsoever, except in a transaction that is in compliance with the Securities Act and applicable state securities laws. Except as provided in the Registration Rights Agreement, it shall be a condition to any such transfer that the Company shall be furnished with a written opinion of counsel to the holder of such Subject Securities or Sponsor Warrants, reasonably satisfactory to the Company (as determined by the Company within 3 Business Days of its receipt of such written opinion), to the effect that the proposed transfer would be in compliance with the Securities Act and applicable state securities laws; provided that the Company shall not require such written opinion of counsel if, acting in its reasonable discretion, if determines that applicable Law does not prohibit any transfers of the Subject Shares or Sponsor Warrants at such time. “Business Day” shall mean any day that is not a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

8.  Representations, Warranties, Understandings, Risk Acknowledgments, and Covenants of the Subscribers. Each Subscriber hereby represents, warrants and covenants to the Company as follows:

(a)  Such Subscriber is purchasing the Subject Shares and the Sponsor Warrants for its own account, not as a nominee or agent, for investment purposes and not with a view towards distribution or resale within the meaning of the Securities Act (absent the registration of the Subject Shares or the Sponsor Warrants for resale under the Securities Act or a valid exemption from registration). Such Subscriber will not sell, assign or transfer such shares or securities at any time in violation of the Securities Act or applicable state securities laws. Such Subscriber acknowledges that the Subject Shares and Sponsor Warrants cannot be sold unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.

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(b)  Such Subscriber understands that (A) the Subject Shares and the Sponsor Warrants (1) have not been registered under the Securities Act or any state securities laws, (2) have been offered and will be sold in reliance upon an exemption from the registration and prospectus delivery requirements of the Securities Act, (3) will be issued in reliance upon exemptions from the registration and prospectus delivery requirements of state securities laws which relate to private offerings and (4) must be held indefinitely because of the fact that the Subject Shares and the Sponsor Warrants have not been registered under the Securities Act or applicable state securities laws, and (B) such Subscriber must therefore bear the economic risk of its investment hereunder indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt therefrom. Such Subscriber further understands that such exemptions depend upon, among other things, the bona fide nature of the investment intent of such Subscriber expressed herein. Pursuant to the foregoing, such Subscriber acknowledges that until such time as the resale of the Subject Shares and the Sponsor Warrants have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to an exemption from registration, the certificates representing any Subject Shares or Sponsor Warrants acquired by each Subscriber shall bear a restrictive legend substantially as follows (and a stop-transfer order may be placed against transfer of the certificates evidencing such Subject Shares and Sponsor Warrants):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING:

BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

1.	REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS AN ACCREDITED INVESTOR (AS SUCH TERM IS DEFINED IN RULE 501 UNDER THE SECURITIES ACT) WITHIN THE SCOPE OF SECTIONS (1), (2), (3) OR (7) of RULE 501, AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

2.	AGREES FOR THE BENEFIT OF GLOBAL PARTNER ACQUISITION CORP. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR OR SUCH OTHER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AFTER THE LAST DATE OF INITIAL ISSUANCE HEREOF, AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A)	TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, OR

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(B)	PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)	TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D)	PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(B) ABOVE, THE COMPANY AND THE TRANSFER AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

(c)  Such Subscriber has knowledge, skill and experience in financial, business and investment matters relating to an investment of this type and is capable of evaluating the merits and risks of such investment and protecting the Subscribers’ interest in connection with the acquisition of the Subject Shares, Backstop Shares and Sponsor Warrants (including the Common Stock for which the Sponsor Warrants are exercisable), (collectively, the “Securities”). Such Subscriber understands that the acquisition of the Securities is a speculative investment and involves substantial risks and that each Subscriber could lose its entire investment. Further, the undersigned has (i) carefully read and considered the risks identified in the Disclosure Documents (as defined below) and (ii) carefully considered the risks related to the Merger, the Company, and Purple and has taken full cognizance of and understands all of the risks related to the Company, Purple, the Merger, the Securities and the transactions contemplated hereby, including, without limitation, the purchase of the Securities. Acknowledging the very significant tax impact analysis and other analyses that is warranted in determining the consequences to it of purchasing and owning the Securities, to the extent deemed necessary by the such Subscriber, such Subscriber has had the opportunity to retain, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of the foregoing, including, without limitation, purchasing and owning the Securities. Such Subscriber has the ability to bear the economic risks of such Subscriber’s investment in the Company, including a complete loss of the investment, and such Subscriber has no need for liquidity in such investment.

(d)  Such Subscriber has been furnished by the Company all information (or provided access to all information it reasonably requested) regarding the business and financial condition of the Company and Purple, the Company’s expected plans for future business activities, and the merits and risks of an investment in the Securities which such Subscriber has reasonably requested or otherwise needs to evaluate the investment in the Securities.

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(e)  Such Subscriber is in receipt of and has carefully read and understands the following items (collectively, the “Disclosure Documents”):

(i)  the final prospectus of the Company in connection with the IPO, dated July 29, 2015, as filed with the SEC (the “Final Prospectus”);

(ii)  each filing made by the Company with the SEC following the filing of the Final Prospectus;

(iii)  the Merger Agreement (including any amendment thereto), a copy of which has been filed by the Company with the SEC; and

(iv)  the Proxy Statement (including any supplement thereto) and the amendments to the Certificate of Incorporation of the Company proposed to be voted on pursuant thereto, a copy of which has been filed by the Company with the SEC.

Such Subscriber understands the significant extent to which certain of the disclosures contained in items (i) and (ii) above shall no longer apply following the Closing in accordance with the Merger Agreement.

Such Subscriber acknowledges that neither the Company nor any of its Affiliates has made or makes any representation or warranty to such Subscriber in respect of the Company or Purple, the Merger, the Company upon, or relating to, the Merger, other than in the case of the Company, the representations and warranties contained in this Agreement.

(f)  In making its investment decision to purchase the Securities, such Subscriber is relying solely on investigations made by such Subscriber and such Subscriber’s representatives. The offer to sell or assign the Securities was communicated to the Subscribers in such a manner that each Subscriber was able to ask questions of and receive answers from the management of the Company concerning the terms and conditions of the proposed transaction and that at no time was any Subscriber presented with or solicited by or through any advertisement, article, leaflet, public promotional meeting, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting or any other form of general or public advertising or solicitation.

(g)  Such Subscriber acknowledges that it has been advised that:

(i)  The Securities have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of any representations by the Company. Any representation to the contrary is a criminal offense.

(ii)  In making an investment decision, such Subscriber must rely on its own examination of the Company, the Sponsor, the Merger, Purple, the Securities and the Common Offering, including the merits and risks involved. The Securities have not been recommended by any federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of any representation. Any representation to the contrary is a criminal offense.

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(iii)  The Securities will be “restricted securities” within the meaning of Rule 144 under the Securities Act, are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom. Such Subscriber is aware of the provisions of Rule 144 are not currently available and, in the future, may not become available for resale of any of the Subject Shares and that the Company is an issuer subject to Rule 144(i) under the Securities Act. Each Subscriber is aware that it may be required to bear the financial risks of this investment for an indefinite period of time.

(h)  Such Subscriber agrees to furnish the Company with such other information as the Company may reasonably request in order to verify the accuracy of the information contained herein and agrees to notify the Company immediately of any material change in the information provided herein that occurs prior to the acceptance of this Agreement by the Company.

(i)  Such Subscriber further represents and warrants that it is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, and such Subscriber has executed the Investor Questionnaire attached hereto as Exhibit B (the “Investor Questionnaire”) and shall provide to the Company an updated Investor Questionnaire for any change in circumstances at any time on or prior to the Merger Closing.

(j)  As of the date of this Agreement, such Subscriber and its Affiliates do not have, and during the 30 day period prior to the date of this Agreement, such Subscriber and its Affiliates have not, in a seller, transferor or other similar capacity, entered into, any “put equivalent position” as such term is defined in Rule 16a-1 of under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or short sale positions with respect to the securities of the Company. In addition, such Subscriber shall comply with all applicable provisions of Regulation M promulgated under the Securities Act.

(k)  If such Subscriber is a natural person, he or she has reached the age of majority in the state in which such Subscriber resides, has adequate means of providing for such Subscriber’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

(l)  If such Subscriber is a partnership, corporation, trust, estate or other entity (an “Entity”): (i) such Entity has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of such Entity in connection with the purchase of the Securities, (b) to delegate authority pursuant to power of attorney and (c) to purchase and hold such Securities; (ii) the signature of the party signing on behalf of such Entity is binding upon such Entity; and (iii) such Entity has not been formed for the specific purpose of acquiring such Securities unless each beneficial owner of such entity is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information substantiating such individual qualification.

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(m)  If such Subscriber is a retirement plan or is investing on behalf of a retirement plan, such Subscriber acknowledges that investment in the Securities poses additional risks including the inability to use losses generated by an investment in the Securities to offset taxable income.

(n)  This Agreement has been duly authorized, executed and delivered by each Subscriber and constitutes a legal, valid and binding obligation of such Subscriber enforceable against such Subscriber in accordance with its terms, except as such enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws in effect that limit creditors’ rights generally; (ii) equitable limitations on the availability of specific remedies; (iii) principles of equity (regardless of whether such enforcement is considered in a proceeding in Law or in equity); and (iv) to the extent rights to indemnification and contribution may be limited by federal securities laws or the public policy underlying such laws.

(o)  Such Subscriber understands and confirms that the Company will rely on the representations and covenants contained herein in effecting the transactions contemplated by this Agreement and the other Transaction Documents (as defined herein). All representations and warranties provided to the Company furnished by or on behalf of such Subscriber, taken as a whole, are true and correct and do not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(p)  Neither such Subscriber nor, to the extent it has them, any of its shareholders, members, managers, general or limited partners, directors, Affiliates or executive officers (collectively with such Subscriber, the “Subscriber Covered Persons”), are subject to any of the “Bad Actor” disqualifications described in Rule 506(d) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3).

(q)  Such Subscriber has exercised reasonable care to determine whether any Subscriber Covered Person is subject to a Disqualification Event.

(r)  The purchase of Securities by such Subscriber will not subject the Company to any Disqualification Event.

(s)  As of the date hereof, except as heretofore disclosed to the Company in writing, such Subscriber does not own, directly or indirectly, any shares of Common Stock or securities exercisable or exchangeable for, or convertible into, shares of Common Stock, nor has such Subscriber entered into any contract, commitment or agreement with respect to the purchase or other acquisition of any such securities.

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(t)  Waiver Against Trust. Reference is made to the Final Prospectus. Such Subscriber represents and warrants that it has read the Final Prospectus and understands that Company has established the Trust Account containing the proceeds of the IPO (including interest accrued from time to time thereon) for the benefit of the Public Stockholders and that, except as otherwise described in the Final Prospectus, the Company may disburse monies from the Trust Account only: (a) to the Public Stockholders in the event they elect to redeem their Ordinary Shares in connection with the consummation of its Business Combination, (b) to the Public Stockholders if the Company fails to consummate a Business Combination by February 5, 2018, (c) to pay any taxes and for working capital purposes from the interest accrued in the Trust Account, and (d) to the Company after or concurrently with the consummation of its Business Combination. For and in consideration of the Company entering into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Subscriber hereby agrees on behalf of itself and its Affiliates that, notwithstanding anything to the contrary in this Agreement, neither the Subscriber nor its Affiliates does now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, any proposed or actual business relationship between the Company or its representatives, on the one hand, and the Subscriber or its representatives, on the other hand, this Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”). The Subscriber on behalf of itself and its Affiliates hereby irrevocably waives any Released Claims that the Subscriber or its Affiliates may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company or its representatives and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of this Agreement or any other agreement with the Company or its Affiliates). Such Subscriber agrees and acknowledges that such irrevocable waiver is material to this Agreement and specifically relied upon by the Company and its Affiliates to induce the Company to enter in this Agreement, and the Subscriber further intends and understands such waiver to be valid, binding and enforceable under applicable Law. To the extent the Subscriber or any of its Affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to the Company or its representatives, which proceeding seeks, in whole or in part, monetary relief against the Company or its representatives, the Subscriber hereby acknowledges and agrees its sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit any the Subscriber or its Affiliates (or any Person claiming on any of their behalves or in lieu of them) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. In the event that the Subscriber or any of its Affiliates commences Action based upon, in connection with, relating to or arising out of any matter relating to the Company or its representatives which proceeding seeks, in whole or in part, relief against the Trust Account (including any distributions therefrom) or the Public Stockholders, whether in the form of money damages or injunctive relief, the Company and its representatives shall be entitled to recover from the Subscriber, its Affiliates, and the Subscriber Shareholders, the associated legal fees and costs in connection with any such Action, in the event the Company or its representatives, as applicable, prevails in such Action. Notwithstanding anything to the contrary in this Section 8(t), the Released Claims shall not include, and this Section 8(t) shall not otherwise affect, any rights of the Subscriber or its Affiliates as a Public Stockholder of the Company to receive distributions from the Trust Account in its capacity as a Public Stockholder. This Section 8(t) shall survive termination of this Agreement for any reason.

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9.  Representations and Warranties of the Company. The Company represents and warrants to each of the Subscribers as follows:

(a)  Subject to obtaining all required approvals necessary in connection with the performance of the Merger Agreement (including the approval of the Company’s stockholders for the Merger Agreement and the related transactions) and any required approvals pursuant to the applicable rules of Nasdaq (together, the “Required Approvals”), the Company has all requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and the Merger Agreement (collectively, the “Transaction Documents”), and to perform its obligations under this Agreement and the other Transaction Document. Subject to obtaining the Required Approvals, the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite corporate action, and no other proceedings on the Company’s part are necessary to authorize the execution, delivery or performance of this Agreement and the other Transaction Documents. This Agreement and each of the other Transaction Documents have been duly executed and delivered by the Company, and, assuming that this Agreement and the Registration Rights Agreement constitute a valid and binding obligation of the Subscriber, this Agreement and each of the other Transaction Documents will constitute upon execution and delivery by the Company, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws in effect that limit creditors’ rights generally; (ii) equitable limitations on the availability of specific remedies; (iii) principles of equity (regardless of whether such enforcement is considered in a proceeding in Law or in equity); and (iv) to the extent rights to indemnification and contribution may be limited by federal securities laws or the public policy underlying such laws.

(b)  Subject to obtaining the Required Approvals, the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) conflict with or result in a violation of any provision of the Company’s certificate of incorporation and bylaws, as currently in effect (“Organizational Documents”), (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, to which the Company is a party, or (iii) result in a violation of any Law applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations in clauses (ii) or (iii) of this Section 9(b) as have not had or would not reasonably be expect to have, individually or in the aggregate, a material adverse effect on the business, properties, condition or prospects (financial or otherwise) or results of operations of the Company (“Material Adverse Effect”)).

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(c)  Except as required by the Exchange Act, the rules of Nasdaq, and the terms of the Merger Agreement, the Company is not required to submit any notice, report or other filing with any Governmental Authority in connection with the execution, delivery or performance by it of the Transaction Documents or the consummation of the transactions contemplated by the Transaction Documents and no consent, approval or authorization of any Governmental Authority or any other Person is required to be obtained by the Company in connection with its execution, delivery and performance of this Agreement and each of the other Transaction Documents or the consummation of the transactions contemplated hereby and thereby, (other than such consents, approvals or authorizations, the failure of which to obtain, have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect).

(d)  The Company has timely filed all forms, reports and other documents required to be filed by it with the SEC (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”) since the date of its IPO (the “IPO Date”), or has timely filed for a valid extension of such time of filing and has filed any such SEC Document prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder, and none of the SEC Documents, at the time they were filed with the SEC (except to the extent that information contained in any SEC Document has been superseded by a later timely filed SEC Document), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(e)  Each of the financial statements (including, in each case, any notes thereto) contained in the SEC Documents was prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and each fairly presents, in all material respects, the financial position, results of operations and cash flows of the Company as at the respective dates thereof and for the respective periods indicated therein.

(f)  The Company understands and confirms that the Subscribers will rely on the representations and covenants contained herein in effecting the transactions contemplated by this Agreement.

10.  Understandings. Each Subscriber understands, acknowledges and agrees with the Company as follows:

(a)  Such Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable by such Subscriber, that, except as required by Law, such Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of such Subscriber hereunder, and that this Agreement and such other agreements shall survive the death, disability, liquidation or dissolution of such Subscriber and shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. If such Subscriber is more than one person, the obligations of such Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her/its heirs, executors, administrators, successors, legal representatives and permitted assigns.

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(b)  No federal or state agency has made any finding or determination as to the accuracy or adequacy of the Disclosure Documents or as to the suitability of this offering for investment nor any recommendation or endorsement of the Securities.

(c)  The offering is intended to be exempt from registration under the Securities Act, which is dependent upon the truth, completeness and accuracy of the statements made by such Subscriber herein.

(d)  There is only a limited public market for the Common Stock and there is no public market for the Sponsor Warrants. There can be no assurance that such Subscriber will be able to sell or dispose of the Securities.

(e)  In the event that the Merger is not completed by February 5, 2018, the Company will be required to liquidate and to cease its activities.

(f)  The representations and warranties of such Subscriber contained in this Agreement and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date hereof and the date of the consummation of each offering of the Subject Shares as if made on and as of such date and such representation and warranties and all agreements of such Subscriber contained herein and in any other writing delivered in connection with the transactions contemplated hereby.

11.  Survival. All representations, warranties and covenants contained in this Agreement shall survive until the earlier of the (A) Merger Closing or (B) Termination Date. Each of the Subscribers acknowledges the meaning and legal consequences of the representations, warranties and covenants contained herein and that the Company has relied upon such representations, warranties and covenants in determining such Subscriber’s qualification and suitability to purchase or acquire the Securities.

12.  Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if and when delivered personally or two Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid or one Business Day after it is delivered by a commercial overnight carrier or upon confirmation if delivered by facsimile or email:

(a) if to the Company (prior to the Merger Closing) or to the Sponsor, to the following address:

Global Partner Acquisition Corp.

1 Rockefeller Plaza, 11th Floor

New York, New York 10020

Attention: Paul Zepf

Email: pzepf@globalpartnerac.com

with a copy to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas
New York, NY 10105
Attention: Stuart Neuhauser, Esq.

Email: sneuhauser@egsllp.com

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(b) if to the Company (following the Merger Closing), to the following address:

Purple Innovation, Inc.
123 E. 200 N.

Alpine, UT 84004

Attention: Casey McGarvey

E-mail: casey@onpurple.com

with a copy to:

Dorsey & Whitney LLP

111 S. Main St., Suite 2100

Salt Lake City, UT 84111

Attention: Nolan S. Taylor

E-mail: taylor.nolan@dorsey.com

(c) if to the Subscribers, to the address of each Subscriber set forth on the signature pages hereof;

(d) or at such other address as any party shall have specified by notice in writing to the other parties.

13.  Notification of Changes. Each Subscriber agrees and covenants to notify the Company immediately upon the occurrence of any event prior to the Merger Closing that would cause any representation, warranty, covenant or other statement contained in this Agreement to be false or incorrect or of any change in any statement made herein occurring prior to the Merger Closing.

14.  Obligations Irrevocable. Subject to the terms and conditions contained herein, the obligations of the Subscriber to make its subscription provided for hereunder shall be irrevocable, except with the consent of the Company, until the Subscription Rejection.

15.  Assignability; Amendments; Waiver. This Agreement is not assignable by any Subscriber, and may not be amended, modified or terminated except by an instrument in writing signed by the Company. This Agreement may not be waived except by an instrument in writing signed by the party against whom enforcement of waiver is sought.

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16.  Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, successors and assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and assigns. This Agreement does not confer any rights or remedies upon any person or entity other than the parties hereto and their heirs, successors and permitted assigns,; and provided further, however, that notwithstanding anything to the contrary herein, the Company and each of the Subscribers acknowledges that money damages would not be an adequate remedy at Law if any Subscriber fails to perform in any material respect any of its obligations hereunder and accordingly agree that each party, in addition to any other remedy to which it may be entitled at Law or in equity, shall be entitled to seek an injunction or similar equitable relief restraining such party from committing or continuing any such breach or threatened breach or to seek to compel specific performance of the obligations of any other party under this Agreement, without the posting of any bond, in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at Law.

17.  Obligations Irrevocable. Except as otherwise provided herein, the obligations of each of the Subscribers to make its subscription provided for hereunder shall be irrevocable, except with the consent of the Company, until the Subscription Rejection.

18.  Agreement. This Agreement and the Registration Rights Agreement constitute the entire agreement of the Subscribers and the Company relating to the matters contained herein and therein, superseding all prior contracts or agreements, whether oral or written. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

19.  Governing Law; Jurisdiction; WAIVER OF JURY TRIAL. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof that would require the application of the laws of any jurisdiction other than New York. Each of the parties consents to the non-exclusive jurisdiction of the federal courts whose districts encompass any part of the District of Delaware or the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware lacks jurisdiction, then in the applicable Delaware state court), with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. EACH PARTY HERETO (AND BORQS TO THE EXTENT OF ITS THIRD PARTY BENEFICIARY RIGHTS) HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

20.  Severability. If any provision of this Agreement or the application thereof to any Subscriber or any circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other subscriptions or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by Law.

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21.  Construction. The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof. The rule of construction that an agreement shall be construed strictly against the drafter shall not apply to this Agreement.

22.  Further Assurances. From time to time, at another party’s request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

23.  Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement. A facsimile or other electronic transmission of this signed Agreement shall be legal and binding on all parties hereto.

24.  Interpretation. The headings, titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “Dollars” or “$” means United States dollars. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

25.  Counsel. Each of the Subscribers hereby acknowledges that the Company and its counsel represent the interests of the Company and not those of any Subscriber in any agreement (including this Agreement) to which the Company is a party.

26.  Information; Confidentiality. Without limiting any of the Subscribers’ pre-existing confidentiality obligations, each of the Subscribers agrees that it shall not, until the date of the Merger Closing, without the Company’s prior written consent, disclose to any other person or entity the nature, extent or fact that such Subscriber is entering this Agreement or the terms and conditions hereof, or any information such Subscriber may receive in connection with this Agreement (in each case to the extent the Company has communicated the confidentiality thereof) other than (a) pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding, or otherwise as required by applicable law or compulsory legal process (in which case such Subscriber agrees, to the extent practicable and not prohibited by applicable Law, to inform the Company promptly thereof prior to such disclosure), (b) upon the request or demand of any regulatory authority having jurisdiction over such Subscriber, (c) to the extent that such information is or becomes publicly available other than by reason of disclosure by such Subscriber in violation of this Agreement, or (d) to such Subscriber’s Affiliates and to such Subscriber’s and its Affiliates’ employees, legal counsel, independent auditors and other agents (collectively “representatives”) who need to know such information and who are informed of the confidential nature of such information and are or have been advised of their obligation to keep information of this type confidential. Each Subscriber will cause all of its and its Affiliate’s representatives to comply with the confidentiality provisions of this Agreement as fully as if they were a party hereto and will be responsible for a breach of the confidentiality provisions of this Agreement by any such representatives. In addition, the Subscriber shall not, for a period of six (6) months from the date hereof, make any public disclosure of the nature, extent or fact that such Subscriber is entering this Agreement or the terms and conditions hereof, without the prior written consent of the Company.

[Signature Page to follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written above.

GLOBAL PARTNER ACQUISITION CORP.

By:	/s/ Paul J. Zepf
Name: Paul J. Zepf
Title: Chief Executive Officer

GLOBAL PARTNER SPONSOR I LLC

By:	/s/ Paul J. Zepf
Name: Paul J. Zepf
Title: Chief Executive Officer

17

[Subscriber Signature Page]

Accepted and agreed:

Baleen Capital Fund LP

By:	Baleen Capital Management LLC
Its Investment Manager

By:	/s/ Fang Li
Name: Fang Li
Title: Managing Member

Date: January 29, 2018

Address of Subscriber:

404 5th Avenue, Floor 3

New York, NY 10018

Total number of shares of Common Stock to be purchased by the Subscriber in open market or private purchases pursuant to Section 2 hereof.

557,500

Total number of shares of Common Stock subscribed for by the Subscriber pursuant to Section 3 hereof (assuming no open market or private purchases):

557,500

Number of Sponsor Warrants Subscriber is to receive:

836,250

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Accepted and agreed:

Baleen Capital Investors II LLC

By:	Baleen Capital Management LLC
Its Managing Member

By:	/s/ Fang Li
Name: Fang Li
Title: Managing Member

Date: January 29, 2018

Address of Subscriber:

404 5th Avenue, Floor 3

New York, NY 10018

Total number of shares of Common Stock to be purchased by the Subscriber in open market or private purchases pursuant to Section 2 hereof.

182,500

Total number of shares of Common Stock subscribed for by the Subscriber pursuant to Section 3 hereof (assuming no open market or private purchases):

182,500

Number of Sponsor Warrants Subscriber is to receive:

273,750

19

Accepted and agreed:

Greenhaven Road Capital Fund 1, L.P.

By:	Greenhaven Road Investment Management
Its Managing Member

By:	/s/ Scott Miller
Name: Scott Miller
Title: Date: January 29, 2018

Address of Subscriber:

70 Greenhaven Road

Rye, NY 10580

Total number of shares of Common Stock to be purchased by the Subscriber in open market or private purchases pursuant to Section 2 hereof.

800,000

Total number of shares of Common Stock subscribed for by the Subscriber pursuant to Section 3 hereof (assuming no open market or private purchases):

800,000

Number of Sponsor Warrants Subscriber is to receive:

1,200,000

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Accepted and agreed:

Royce Value Trust, Inc.

By:	/s/ Christopher D. Clark
Name: Christopher D. Clark
Title: President

Date: January 29, 2018

Address of Subscriber:

745 Fifth Avenue

New York, New York 10151

Total number of shares of Common Stock to be purchased by the Subscriber in open market or private purchases pursuant to Section 2 hereof.

500,000

Total number of shares of Common Stock subscribed for by the Subscriber pursuant to Section 3 hereof (assuming no open market or private purchases):

500,000

Number of Sponsor Warrants Subscriber is to receive:

750,000

21

Accepted and agreed:

David Capital Partners Fund, LP

By:	David Capital Partners, LLC
Its General Partner

By:	/s/ Adam J. Patinkin
Name: Adam J. Patinkin, CFA
Title: Managing Partner

Date: January 29, 2018

Address of Subscriber:

737 N. Michigan Avenue, Suite 1405

Chicago, IL 60611

Total number of shares of Common Stock to be purchased by the Subscriber in open market or private purchases pursuant to Section 2 hereof.

135,000

Total number of shares of Common Stock subscribed for by the Subscriber pursuant to Section 3 hereof (assuming no open market or private purchases):

135,000

Number of Sponsor Warrants Subscriber is to receive:

202,500

22

Accepted and agreed:

Pleiades Investment Partners – DC, L.P.

By:	David Capital Partners, LLC
Its Investment Manager

By:	/s/ Adam J. Patinkin
Name: Adam J. Patinkin, CFA
Title: Managing Partner

Date: January 29, 2018

Address of Subscriber:

6022 West Chester Pike

Newtown Square, PA 19073

Total number of shares of Common Stock to be purchased by the Subscriber in open market or private purchases pursuant to Section 2 hereof.

225,000

Total number of shares of Common Stock subscribed for by the Subscriber pursuant to Section 3 hereof (assuming no open market or private purchases):

225,000

Number of Sponsor Warrants Subscriber is to receive:

337,500

23

Accepted and agreed:

Dane Capital Fund LP

By:	Dane Capital LLC
Its Investment Manager

By:	/s/ Eric Gomberg
Name: Eric Gomberg
Title: Managing Member

Date: January 29, 2018

Address of Subscriber:

747 Third Avenue, 4th Floor

New York, NY 10017

Total number of shares of Common Stock to be purchased by the Subscriber in open market or private purchases pursuant to Section 2 hereof.

100,000

Total number of shares of Common Stock subscribed for by the Subscriber pursuant to Section 3 hereof (assuming no open market or private purchases):

100,000

Number of Sponsor Warrants Subscriber is to receive:

150,000

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Exhibit A

Subscription Instructions

The funds to be paid to the Company pursuant to Section 3 hereof shall be transmitted in federal funds by wire transfer to Continental Stock Transfer and Trust Company in accordance with the wire transfer instructions to be provided to the Subscribers.

Exhibit B

Investor Questionnaire

INVESTOR QUESTIONNAIRE

GLOBAL PARTNER ACQUISITION CORP.

THIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED ALONG WITH YOUR COMPLETED SUBSCRIPTION AGREEMENT IN CONNECTION WITH YOUR PROSPECTIVE PURCHASE OF SHARES FROM GLOBAL PARTNER ACQUISITION CORP. (THE “COMPANY”).

THE INFORMATION SUPPLIED IN THIS QUESTIONNAIRE WILL BE HELD IN STRICT CONFIDENCE. NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT SUCH DISCLOSURE IS REQUIRED BY LAW OR REGULATION, OTHERWISE DEMANDED BY PROPER LEGAL PROCESS OR IN LITIGATION INVOLVING THE COMPANY AND ITS CONTROLLING PERSONS.

Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Backstop and Subscription Agreement among the Company, Global Partner Sponsor I LLC and the subscriber or subscribers signatory thereto (the “Agreement”).

(1) The undersigned represents and warrants that he, she or it comes within at least one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category. The undersigned agrees to furnish any additional information which the Company reasonably deems necessary in order to verify the answers set forth below.

Category A ___	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth, you include all of your assets (other than your primary residence), whether liquid or illiquid, such as cash, stock, securities, personal property and real estate based on the fair market value of such property MINUS all debts and liabilities (except that a mortgage or other debt secured by your primary residence, up to the estimated fair market value of the primary residence at the time of the purchase of the Shares, shall not be included as a liability, provided that if the amount of such indebtedness outstanding at the time of the purchase of the Shares exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of your primary residence, the amount of such excess shall be included as a liability. Further, the amount of any mortgage or other indebtedness secured by your primary residence that exceeds the fair market value of the residence at the time of the purchase of the Shares shall be included as a liability.

Category B ___

The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching and the same income level in the current year.

2

Category C ___	The undersigned is a director or executive officer of the Company which is issuing and selling the Shares.

Category D ___

The undersigned is a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”); a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (describe entity).

___________________________________________________________________ ___________________________________________________________________

Category E ___

The undersigned is a private business development company as defined in Section 202(a) (22) of the Investment Advisors Act of 1940 (describe entity)

___________________________________________________________________ ___________________________________________________________________

Category F ___

The undersigned is either a corporation, partnership, Massachusetts or similar business trust, or any organization described in Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000. (describe entity)

___________________________________________________________________ ___________________________________________________________________

Category G ___

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

__________________________________________________________________

__________________________________________________________________

Category H ___

The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Investor Questionnaire. (describe entity)  ___________________________________________________________________ ___________________________________________________________________

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the applicable closing in the event that the representations and warranties in this Investor Questionnaire shall cease to be true, accurate and complete.

3

(2) Suitability (please answer each question)

(a)	Are you familiar with the risk aspects and the non-liquidity of investments such as the Shares for which you seek to purchase?

YES _____     NO _____

(b)	Do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES _____     NO _____

(3) Manner in which title is to be held: (circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership
(e)	Tenants in Common
(f)	Company
(g)	Trust
(h)	Other

(4) FINRA Affiliation.

Are you affiliated or associated with a member of FINRA (please check one):

YES _____     NO _____

If Yes, please describe:

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

*If subscriber is a Registered Representative with a member of FINRA, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA firm acknowledges receipt of the notice required by the Conduct Rules of FINRA.

Name of NASD Member Firm

By:
Authorized Officer

Date:

[Remainder of page intentionally left blank]

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The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Investor Questionnaire and such answers have been provided under the assumption that the Company will rely on them.

Date: ________________
Print or Type Entity Name

	By:	__________________________________________ Print or Type Name: _________________________

	Title:	__________________________________________

5

Exhibit C

Form of Agreement to Assign Sponsor Warrants

AGREEMENT TO ASSIGN SPONSOR WARRANTS

February 2, 2018

Global Partner Acquisition Corp.

One Rockefeller Plaza, 11th Floor

New York, NY 10020

Attention: Paul J. Zepf

E-mail: pzepf@globalpartnerac.com

Continental Stock Transfer & Trust Company

As Warrant Agent

17 Battery Place

New York, NY 10004

Attention: Compliance Department

Ladies and Gentlemen:

Reference is made to that certain (i) agreement and plan of merger by and among Global Partner Acquisition Corp. (the “Company”), PRPL Acquisition, LLC, a wholly owned subsidiary of the Company, Purple Innovation, LLC, InnoHold, LLC (“InnoHold”), and Global Partner Sponsor I LLC, in its capacity as Parent Representative, dated as of November 2, 2017 (as amended, the “Merger Agreement”) and (ii) that certain warrant agreement (the “Warrant Agreement”) dated as of July 29, 2015, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”, also referred to therein as the “Transfer Agent”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the Warrant Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Global Partner Sponsor I LLC (“Sponsor”), the Company and the Warrant Agent hereby agree with the entities identified on Schedule A hereto (the “Assignees”) as follows:

1.	Subject to and effective on the Closing, the Sponsor agrees to transfer and assign to the Assignees all of its right, title and interest in and to the number of Private Placement Warrants (as defined in the Warrant Agreement) set forth opposite the names of the Assignees on Schedule A.

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2.	Notwithstanding anything to the contrary in the Warrant Agreement, in consideration of the assignment of the Private Placement Warrants pursuant hereto, each of the Assignees hereby agrees as follows:

a.	Not less than all of the outstanding Warrants may be redeemed, at the option of the Company, at any time while they are exercisable and prior to their expiration, at the office of the Warrant Agent, upon notice to the Registered Holders of the Warrants, as described in Section 6.2 below, at the price of $0.01 per Warrant (the “Redemption Price”), provided that the last sales price of the Class A Common Stock reported has been at least $24.00 per share (subject to adjustment in compliance with Section 4 of the Warrant Agreement), on each of twenty (20) trading days within the thirty (30) trading-day period ending on the third Business Day prior to the date on which notice of the redemption is given and provided that there is an effective registration statement covering the shares of Common Stock issuable upon exercise of the Warrants, and a current prospectus relating thereto, available throughout the 30-day Redemption Period (as defined in (b) below) or the Company has elected to require the exercise of the Warrants on a “cashless basis” pursuant to subsection 3.3.1 of the Warrant Agreement.

b.	In the event that the Company elects to redeem all of the Warrants, the Company shall fix a date for the redemption (the “Redemption Date”). Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company not less than thirty (30) days prior to the Redemption Date (such 30-day period, the “Redemption Period”) to the Registered Holders of the Warrants to be redeemed at their last addresses as they shall appear on the registration books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Registered Holder received such notice.

c.	On and after the Redemption Date, the record holder of the Warrants shall have no further rights except to receive, upon surrender of the Warrants, the Redemption Price.

d.	The Warrants may be exercised, for cash or on a “cashless basis” in accordance with Section 2.5 of the Warrant Agreement. pursuant to subsection 3.3.1(c) of the Warrant Agreement,

3.	The parties hereto hereby agree that all references to “Sponsor” in the Warrant Agreement shall be deemed to refer to the Assignees and their Permitted Transferees.

4.	This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof. This Agreement may not be changed, amended, modified or waived to any particular provision, except by a written instrument executed by all parties hereto.

5.	No party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Agreement shall be binding on the undersigned and their respective successors and assigns.

6.	This Agreement shall be construed and interpreted in a manner consistent with the provisions of the Merger Agreement. The provisions set forth in Sections 10.2, 10.3, 10.5, 10.7, 10.8, 10.10 and 10.13 of the Merger Agreement, as of the date hereof, are hereby incorporated by reference into, and shall be deemed to apply to, this Agreement as if all references to the “Agreement” in such sections were instead references to this Agreement.

7.	Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent in the same manner as provided in the Merger Agreement. Notices to Sponsor shall be sent to the address of the Purchaser Representative set forth in Section 10.1 of the Merger Agreement as of the date hereof, and as it may be changed in accordance with Section 10.1 of the Merger Agreement so long as Sponsor remains the Purchaser Representative.

8.	This Agreement shall terminate at such time, if any, as the Merger Agreement is terminated in accordance with its terms, and upon such termination this Agreement shall be null and void and of no effect whatsoever, and the parties hereto shall have not obligations under this Agreement.

[Signature page follows]

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Please indicate your agreement to the foregoing by signing in the space provided below.

GLOBAL PARTNER SPONSOR I LLC

By:
Name:
Title:

GLOBAL PARTNER ACQUISITION CORP.

By:
Name:
Title:

CONTINENTAL STOCK TRANSFER AND TRUST COMPANY
As Warrant Agent
By:
Name:
Title:

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Schedule A

Name of Assignee:	Number of Warrants Assigned:
Baleen Capital Fund LP	836,250
Baleen Capital Investors II LLC	273,750
Greenhaven Road Capital Fund 1, L.P.	1,200,000
Royce Value Trust, Inc.	750,000
David Capital Partners Fund, LP	202,500
Pleiades Investment Partners – DC, L.P.	337,500
Dane Capital Fund LP	150,000

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